UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2012

SYNERGY RESOURCES CORPORATION
 (Exact name of registrant as specified in its charter)

Colorado	001-35245	20-2835920
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20203 Highway 60
Platteville, Colorado 80651
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:      (970) 737-1073

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On June 22, 2012 the Company issued a press release, filed as Exhibit 99.1, pertaining to its oil and gas reserves.

On June 22, 2012 the Company posted the Power Point Presentation, filed as Exhibit 99.2, on its website.

Item 9.01.	Financial Statements and Exhibits

      (d)        Exhibits

Number	Description

99.1	Press Release
99.2	Power Point Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22, 2012

SYNERGY RESOURCES CORPORATION

By:	/s/ Frank L. Jennings
Frank L. Jennings, Principal Financial Officer